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                                                                       Ex. 10.20

                                     LEI LIU

                                    YONG SHI

                SHANGHAI FRAMEDIA INVESTMENT CONSULTANCY CO., LTD

                                       AND

                GUANGDONG CENTURY SHENGHUO ADVERTISEMENT CO., LTD

                                   ----------

                             EQUITY PLEDGE AGREEMENT

                                   ----------

                                JANUARY 13, 2006

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                             EQUITY PLEDGE AGREEMENT

This EQUITY PLEDGE AGREEMENT (hereinafter, this "AGREEMENT") is entered into in the People's Republic of China (hereinafter, "PRC") as of January 13, 2006 by and among the following Parties:

(1)  LEI LIU
     ID NO: 620102197307205816
     CONTACT ADDRESS: Room 208, 4 Building, Eastern Yumin Lane, Beijing

(2)  YONG SHI
     ID NO: 622301731219001
     CONTACT ADDRESS: Beijing Water Pump Factory, Tongzhou District, Beijing

(3) SHANGHAI FREMEDIA INVESTMENT CONSULTANCY CO., LTD (HEREINAFTER "PLEDGEE") REGISTERED ADDRESS: Room 1, 17 Lan, Hengshan Rd., Shanghai
     LEGAL REPRESENTATIVE: Jason Nanchun Jiang

(4) GUANGDONG CENTURY SHENGHUO ADVERTISEMENT CO., LTD (HEREINAFTER "CENTURY SHENGHUO")
     REGISTERED ADDRESS: Room 2007, 175 Northern Tianhe Rd., Guangzhou
     LEGAL REPRESENTATIVE: Lei LIU

(The above Parties hereinafter each referred to as a "PARTY" individually, and collectively, the "PARTIES". Among them, Lei LIU and Yong SHI hereinafter referred to as a "PLEDGOR" individually, and collectively, the "PLEDGORS".)

WHEREAS:

(1) Shareholders are the enrolled shareholders of Century Shenghuo, legally holding all the equity of Century Shenghuo as of the execution date of this Agreement; among which, Lei LIU holds 90% equity interest in Century Shenghuo while Yong SHI holds 10%.

(2) Pursuant to the Call Option Agreement dated as of January 13 2006 among the Pledgees, the Pledgors and Century Shenghuo (hereinafter, the "CALL OPTION


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     AGREEMENT"), the Plegors shall transfer part or all of the equity interest of the Century Shenghuo to the Pledgees and/or any other entity or individual designated by the Pledgees at the request of the Pledgees.

(3) Pursuant to the Shareholders' Voting Right Proxy Agreement dated as of January 13, 2006 among the Pledgeees, Century Shenghuo and the Pledgors (hereinafter, the "PROXY AGREEMENT"), Pledgors have already entrusted the person designated by the Pledgees with full power to exercise on their behalf all of their shareholders' voting rights in respect of Century Shenghuo.

(4) As security for performance by the Pledgors of the Contract Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), the Pledgors agree to pledge all of their Century Shenghuo Equity to the Pledgees and grant the Pledgees the right to request for repayment in first priority and Century Shenghuo agree such equity pledge arrangement.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

                              ARTICLE 1 DEFINITION

1.1 Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

"CONTRACT OBLIGATIONS" shall mean all contractual obligations of a Pledgor under the Call Option Agreement and Proxy Agreement; all contractual obligations of a Century Shenghuo under the Call Option Agreement, Proxy Agreement, Technology Permission and Service Agreement; all contractual obligations of an Individual Pledgor under the Loan Agreement; and all contractual obligations of a Pledgor under this Agreement.

"CENTURY SHENGHUO" shall mean any and all companies listed in Appendix I.

"GUARANTEED LIABILITIES" shall mean all direct, indirect and consequential losses and losses of foreseeable profits suffered by Pledgees due to any Breaching Event (as defined below) a Pledgor and/or a Century Shenghuo, and all fees incurred by Pledgees for the enforcement of the Contractual Obligations of a Pledgor and/or a Century


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Shenghuo.

"TRANSACTION AGREEMENTS" shall mean the Call Option Agreement and the Proxy Agreement.

"BREACHING EVENT" shall mean any breach by either Pledgor of its Contract Obligations under the Proxy Agreement, Call Option Agreement and/or this Agreement; any breach by a Century Shenghuo of its Contract Obligations under the Call Option Agreement, Proxy Agreement, Technology Permission and Service Agreement; and any breach by an Individual Pledgor of its Contractual Obligations under the Loan Agreement.

"PLEDGED PROPERTY" shall mean all of the equity interest in the Century Shenghuo which is legally owned by the Pledgor as of the effective date hereof and is to be pledged to the Pledgees by it according to provisions hereof as the security for the performance of the Contractual Obligations by it and the Century Shenghuo (for details of such equity interest, see Appendix I), and the increased capital contribution and equity interest described in Articles 2.6 and
2.7 hereof.

"PRC LAW" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

"OTHER CONTRACT" shall mean the Equity Transfer Agreement among the Pledgors, Shanghai Focus Media Advertisement Co., Ltd. (with its registered address at F Room 1003, No.1027, Changning Road, Changning District, Shanghai) and Shanghai Focus Media Co., Ltd. (with its registered address at Room A65, 28 Floor, No.369, Jiangsu Road, Changning District, Shanghai); according to such contract, Pledgors agree to transfer the equity interest they hold in Century Shenghuo to Shanghai Focus Media Advertisement Co., Ltd and Shanghai Focus Media Co., Ltd.

1.2  The references to any PRC Law herein shall be deemed:

     (1) to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or


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          after the formation of this Agreement; and

     (2) to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3 Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

                             ARTICLE 2 EQUITY PLEDGE

2.1 Each Pledgor hereby agrees to pledge the Pledged Property, which it legally owns and has the right to dispose of, to Pledgees according to the provisions hereof as the security for the performance of the Contract Obligations and the repayment of the Guaranteed Liabilities. Century Shenghuo hereby agrees that the Pledgors legally holding equity interest in it to pledge the Pledged Property to the Pledgees according to the provisions hereof.

2.2 Each Pledgor hereby undertakes that it will be responsible for, recording the arrangement of the equity pledge hereunder (hereinafter, the "EQUITY PLEDGE") on the shareholder register of Century Shenghuo on the date hereof, and will do its best endeavor to make registration with registration authorities of industry and commerce of Century Shenghuo. Century Shenghuo respectively undertakes that it will do its best to cooperate with the Pledgors to complete the registration with authorities of industry and commerce under this Article.

2.3 During the valid term of this Agreement, except for the willful misconduct or gross negligence of Pledgees which has direct cause and effect relationship the reduction in value of the Pledged Property, Pledgees shall not be liable in any way to, nor shall Pledgors have any right to claim in any way or propose any demands on Pledgee, in respect of the said reduction in value of the Pledged Property.

2.4 To the extent not violating provision of Article 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is sufficient to jeopardize Pledgee's rights, Pledgees may at any time auction or sell off the Pledged Property on behalf of Pledgors, and discuss with Pledgors to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed


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     Liabilities, or may submit such proceeds to the local notary institution where Pledgees are domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

2.5 The Pledgees as Pledgee shall be deemed to have created the encumbrance of first order in priority on the Pledged Property, and in case of any Breaching Event, the Pledgees shall have the right to dispose of the Pledged Property in the way set out in Article 4 hereof.

2.6 Only upon prior consent by Pledgees shall Pledgors be able to increase their capital contribution to any or all of the Century Shenghuo. Further capital contribution made by Pledgor (s) in the Century Shenghuo shall also be part of the Pledged Property.

2.7 Only upon prior consent by Pledgees shall Pledgors be able to receive dividends or share profits from the Pledged Property. The dividends or the profits received by Pledgors from the Pledged Property shall be deposited into Pledgees's bank account designated by Pledgees respectively, to be under the supervision of Pledgees and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

                           ARTICLE 3 RELEASE OF PLEDGE

In respect of equity interest of any Century Shenghuo, upon full and complete performance by relevant Pledgors of all of their Contractual Obligations, Pledgees shall, at the request of relevant Pledgors, release the pledge created on such Century Shenghuo under this Agreement, and shall cooperate with relevant Pledgors to go through the formalities to cancel the record of the Equity Pledge in the shareholder register of the relevant Century Shenghuo; in case of the Equity Pledge having been recorded at the registration department of Administration of Industry and Commerce of the Century Shenghuo, the relevant Parties shall cooperate with each other to go through the formalities to cancel such record of the Equity Pledge. The reasonable fees incurred in connection with such release to be borne by Pledgees.

                   ARTICLE 4 DISPOSAL OF THE PLEDGED PROPERTY

4.1  Pledgors, Century Shenghuo and Pledgees hereby agree that, in case of any


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     Breaching Event, the Pledgees shall have the right to exercise, upon giving written notice to Pledgors, all of the remedial rights and powers enjoyable by them under PRC Law, Transaction Agreements and the terms hereof, including but not limited to being repayment in priority with proceeds from auctions or sale-offs of the Pledged Property. Pledgees shall not be liable for any loss as the result of their reasonable exercise of such rights and powers.

4.2 Pledgees shall have the right to designate in writing its legal counsel or other agents to exercise on their respective behalf any and all rights and powers set out above, and neither Pledgors nor Century Shenghuo shall not oppose thereto.

4.3 The reasonable costs incurred by Pledgees in connection with their exercise of any and all rights and powers set out above shall be borne by Pledgors, and Pledgees shall have the right to deduct the costs actually incurred from the proceeds that they acquire from the exercise of the rights and powers.

4.4 The proceeds that Pledgees acquire from the exercise of their respective rights and powers shall be used in the priority order as follows:

     - First, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgees of their respective rights and powers (including remuneration paid to their respective legal counsels and agents);

     - Second, to pay any taxes and levies payable for the disposal of the Pledged Property; and

     -    Third, to repay Pledgees for the Guaranteed Liabilities.

     In case of any balance after payment of the above amounts, Pledgees shall return the same to Pledgors or other persons entitled thereto according to the relevant laws and rules or submit the same to the local notary institution where Pledgees are domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

4.5 Pledgees shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching that it is entitled to in respect of the equity interest of any Century Shenghuo holding by any Pledgor; Pledgees shall not be


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     obliged to exercise other remedies at breaching before their exercise of the right to the auctions or sale-offs of the Pledged Property hereunder. Pledgors or Century Shenghuo shall not oppose to whether Pledgees exercise any part of the right to the pledge or the sequence of exercising the pledge interest.

                            ARTICLE 5 FEES AND COSTS

All costs actually incurred in connection with the establishment of the Equity Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc shall be borne by Pledgees.

                        ARTICLE 6 CONTINUITY AND NO WAIVE

The Equity Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgees to Pledgors in respect of their breach, nor delay by Pledgees in exercising any of their rights under the Transaction Agreements and this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law and the Transaction Agreements, the rights of Pledgees to demand at any time thereafter the strict performance of the Transaction Agreements and this Agreement by Pledgors or the rights Pledgee may be entitled to due to subsequent breach by Pledgors of the obligations under the Transaction Agreements and/or this Agreement.

              ARTICLE 7 REPRESENTATIONS AND WARRANTIES BY PLEDGORS

Each of Pledgor hereby, in respect of itself and Century Shenghuo in which it holds equity interest, represents and warrants to Pledgees as follows:

7.1 Each of the Pledgor is a Chinese citizen with full capacity and is a person with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a litigant party..

7.2 Century Shenghuo is a limited liability corporation duly incorporated and validly existing under PRC Law, it has independent status as a legal person; it has full and independent legal status and capacity to execute, deliver and perform this Agreement and can independently be a subject of actions. It has full right and


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     authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

7.3 All reports, documents and information concerning Pledgors and all matters as required by this Agreement which are provided by Pledgors to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

7.5 At the time of the effectiveness of this Agreement, Pledgors are the sole legal owner of the Pledged Property, with no existing dispute whatever concerning the ownership of the Pledged Property. Pledgors have the right to dispose of the Pledged Property or any part thereof.

7.6 Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interest set on the Pledged Property.

7.7 The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgors have the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

7.8 This Agreement constitutes the legal, valid and binding obligations on Pledgors when it is duly executed by Pledgors.

7.9 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder have already been handled or obtained, and will be fully effective during the valid term of this Agreement.

7.10 The execution and performance by Pledgors of this Agreement are not in violation of or conflict with any laws applicable to them, or any agreement to which they are a party or which has binding effect on their assets, any court


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     judgment, any arbitration award, or any administration authority decision.

7.11 The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

7.12 All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgors.

7.13 There is no pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any court or any arbitral tribunal against Pledgors, or their property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any government authority or any administration authority against Pledgors, or their property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgors or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.14 Pledgors hereby warrant to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

         ARTICLE 8 - REPRESENTATIONS AND WARRANTIES BY CENTURY SHENGHUO

Century Shenghuo hereby individually represents and warrants to Pledgee as follows:

8.1 Century Shenghuo is a limited liability corporation duly incorporated and validly existing under PRC Law, with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions.

8.2 All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Century Shenghuo to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

8.3  All reports, documents and information concerning Pledged Property and all


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     matters as required by this Agreement which are provided by Century
     Shenghuo to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects upon provision.

8.4 This Agreement constitutes the legal, valid and binding obligations on Century Shenghuo when it is duly executed by Century Shenghuo.

8.5 It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

8.6 There is no pending or, to the knowledge of Century Shenghuo, threatened litigation, legal process or demand by any court or any arbitral tribunal against Century Shenghuo, or their property (including but are not limited to the Pledged Property), nor is there any pending or, to the knowledge of Century Shenghuo, threatened litigation, legal process or demand by any government authority or any administration authority against Century Shenghuo, or their property (including but are not limited to the Pledged Property), which is of material or detrimental effect on the economic status of Century Shenghuo or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

8.7 Each of Century Shenghuo hereby agree to bear joint responsibilities to Pledgees in respect of the representations and Warranties made by its relevant Plegor according to Article 7.5, Article 7.6, Article 7.7, Article
     7.9 and Article 7.11 hereof.

8.8 Century Shenghuo hereby warrant to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

                      ARTICLE 9 - UNDERTAKINGS BY PLEDGORS

Each of Pledgors hereby individually undertakes to Pledgee in respect of it and Century Shenghuo of which it holds equity as follows:


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9.1  Without the prior written consent by Pledgee, Pledgors shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

9.2 Without first giving written notice to Pledgee and having Pledgee's prior written consent, Pledgors shall not transfer the Pledged Property, and any attempt by Pledgors to transfer the Pledged Property shall be null and void. The proceeds from transfer of the Pledged Property by Pledgors shall be used to repay to Pledgee in advance the Guaranteed Liabilities or submit the same to the third party agreed with Pledgee.

9.3 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Pledgors or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgors undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

9.4 Pledgors shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

9.5 Pledgors guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

9.6 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgors guarantee that they will take all necessary measures to realize such assignment.

9.7 In case of the expiration of term of operation of the Century Shenghuo during the term of this Agreement, without prior written consent from the Pledgees, the Pledgor shall take all necessary measure to extend the term of operation of the Century Shenghuo until the expiration of this Agreement.


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                  ARTICLE 10 - UNDERTAKINGS BY CENTURY SHENGHUO

10.1 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder will be cooperated to handle or obtain by Century Shenghuo to their best and will be ensured to remain full effective during the valid term of this Agreement.

10.2 Without the prior written consent by Pledgee, Century Shenghuo shall not cooperate to establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

10.3 Without having Pledgee's prior written consent, Century Shenghuo shall not cooperate to transfer or permit to transfer the Pledged Property.

10.4 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Century Shenghuo or Pledgee under the Transaction Agreements and hereunder or the equity of Century Shenghuo as the Pledged Property, Century Shenghuo undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

10.5 Century Shenghuo shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

10.6 Century Shenghuo shall provide Pledgees with the financial statement of the last calendar season within the first month of each calendar season, including but are not limited to the balance sheet, the income statement and the statement of cash flow.

10.7 Century Shenghuo guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but


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     not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

10.8 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Century Shenghuo guarantee that they will take all necessary measures to realize such assignment.

                      ARTICLE 11 - CHANGE OF CIRCUMSTANCES

11.1 As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgors and Century Shenghuo shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

     (1)  keep this Agreement remain in effect;

     (2) facilitate the disposal of the Pledged Property in the way provided herein; and/or

     (3) maintain or realize the intention or the guarantee established hereunder.

              ARTICLE 12 - EFFECTIVENESS AND TERM OF THIS AGREEMENT

12.1 This Agreement shall become effective upon the satisfaction of all of the following conditions in respect of any Century Shenghuo and any Pledgor who holds the equity of the Century Shenghuo:

     (1) this Agreement is duly executed by Pledgors, the Century Shenghuo and the Pledgors who pledge the equity of the Century Shenghuo; and

     (2) the Equity Pledge hereunder has been legally recorded in the shareholders' register of the Century Shenghuo.


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     Pledgors shall provide the registration certification of the Equity Pledge being recorded in the shareholders' register as mentioned above to Pledgee in a way satisfactory to Pledgee.

12.2 This Agreement shall have its valid term until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities.

                               ARTICLE 13 - NOTICE

13.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

13.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

                           ARTICLE 14 - MISCELLANEOUS

14.1 Pledgee may, upon notice to Pledgors but not necessarily with Pledgors' consent, assign Pledgee's rights and/or obligations hereunder to any third party; provided that Pledgors may not, without Pledgee's prior written consent, assign Pledgors' rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgors shall continue to perform the obligations of Pledgors under this Agreement.

14.2 Regardless otherwise stipulated in this Agreement, the event that Pledgors transfer the equity interest they hold in Century Shenghuo to Shanghai Focus Media Advertisement Co., Ltd (with its registered address at F Room 1003, No.1027, Changning Road, Changning District, Shanghai) and Shanghai Focus Media Co., Ltd (with its registered address at Room A65, 28 Floor, No.369, Jiangsu Road, Changning District, Shanghai) shall not constitute a breach to this Agreement, provided that the Pledgors cause Shanghai Focus Media Advertisement Co., Ltd and Shanghai Focus Media Co., Ltd to simultaneously execute an agreement with


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     Framedia and Century Shenghuo in the same content and form with this
     Agreement upon the completion of the above transfer.

14.3 This Agreement shall be prepared in the Chinese language in six (6) original copies, with each involved Party holding one (1) copy.

14.4 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to PRC Law.

14.5 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to [China International Economic and Trade Arbitration Commission Shanghai Branch] for arbitration in [Shanghai] in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

14.6 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

14.7 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter, the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

14.8 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

14.9 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

14.10 This Agreement shall substitute any other documents on the same subject executed by relevant Parties hereof once duly executed.

14.11 Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to
     Article 15.1 of this Agreement, the amendments or supplements to this Agreement shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering the rights and obligations of Century Shenghuo and Pledgors are severable and independent, in case the amendment or supplement is intended to have impact upon one Party of the Century Shenghuo and part of the Pledgors who hold the equity interest, the amendment or supplement requires the consent by the Century Shenghuo and the part of the Pledgors only and it is not required to obtain the consent of other Century Shenghuo and other Pledgors (to the extent the amendment or supplement does not have impact upon such Pledgor).

14.12 This Agreement shall be binding on the legal successors of the Parties.

14.13 At the time of execution hereof, each of Pledgors shall sign respectively a power of attorney (as set out in Appendix II hereto, hereinafter, the "POWER OF ATTORNEY") to authorize any person designated by Pledgee to sign on its behalf according to this Agreement any and all legal documents necessary for the exercise by Pledgee's rights hereunder. Such Power of Attorney shall be delivered to Pledgee to keep in custody and, when necessary, Pledgee may at any time submit the Power of Attorney to the relevant government authority.

                   [The remainder of this page is left blank]

IN WITNESS HEREOF, the following Parties have caused this Equity Pledge Agreement to be executed as of the date and in the place first here above mentioned.

LEI LIU


Signature: /s/ Lei Liu
           -----------------------------


YONG SHI


Signature: /s/ Yong Shi
           -----------------------------


SHANGHAI FRAMEDIA INVESTMENT CONSULTANCY
CO., LTD
(chop)


Signature by: /s/ Zhi Tan
              --------------------------
Name: Zhi Tan
Position: Legal Representative


GUANGDONG CENTURY SHENGHUO ADVERTISEMENT
CO., LTD
(chop)


Signature by: /s/ Lei Liu
              --------------------------
Name: Lei Liu
Position: Legal Representative

APPENDIX I:

                         FORMAT OF THE POWER OF ATTORNEY

I, ____________, hereby entrusts ____________, [with his/her identity card number ____________,] to be the my authorized trustee to sign on the my behalf all legal documents necessary or desirous for Shanghai Framedia Investment Consultancy Co., Ltd. to exercise its rights under the Equity Pledge Agreement January 13 2006 between it, me, Guangdong Century Shenghuo Advertisement Co., Ltd. and other relevant parties.


                                        Signature:
                                                   -----------------------------
                                        Date:
                                              ----------------------------------


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